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VANGUARD(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS

IMPORTANT INFORMATION ABOUT FUND FEES

Vanguard has eliminated the following annual fees:

o The $10 custodial fee on IRA accounts (including SEP-IRA) with a balance of less than $5,000 in the fund account.
o The $10 custodial fee on Education Savings Accounts with a balance of less than $5,000 in the fund account.
o The $10 maintenance fee on index fund accounts with a balance of less than $10,000 in the fund account.
o The $10 low-balance fee on all nonretirement accounts with a balance of less than $2,500 in the fund account.

Vanguard has replaced these four fees with a single annual account service fee of $20. Vanguard will deduct this fee from each fund account that has a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement accounts. It will be assessed on accounts in all Vanguard funds, regardless of a fund's minimum investment amount.

The account service fee will be deducted from a fund account once in each calendar year and will be paid into the fund's assets. The fee will be assessed by redeeming fund shares in the amount of $20.

Existing purchase fees and redemption fees charged by Vanguard funds are not changed.



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EXEMPTION FROM ACCOUNT SERVICE FEE

If you register on Vanguard.com(R) and elect electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee will not be charged for any balance below $10,000.


OTHER INSTANCES IN WHICH THE FEE DOES NOT APPLY

In addition, the account service fee does not apply to the following accounts:

o    Money market sweep accounts held through Vanguard Brokerage Services(R).

o    Accounts held through intermediaries.

o Accounts held by Voyager(TM), Voyager Select(TM), and Flagship(TM) clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services(TM), $500,000 for Vanguard Voyager Select Services(R), and $1 million for Vanguard Flagship Services(TM). Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs(TM), annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

o    Section 529 college savings plans.
















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Vanguard Marketing Corporation, Distributor.